THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.  ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE.  THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF.

MARATHON PATENT GROUP, INC.

PROMISSORY NOTE

Principal Amount: $500,000	Original Issuance Date: April 22, 2013

FOR VALUE RECEIVED Marathon Patent Group, Inc., a Nevada corporation (the “Company”), promises to pay to TechDev Holdings LLC  (“Holder”), the principal amount of Five Hundred Thousand Dollars ($500,000.00) (representing the Second Cash Payment as provided for and defined in the Merger Agreement dated as of the date hereof (the “Merger Agreement”), to which the Company and the Holder are parties), or such less amount as shall equal the then outstanding principal amount hereof (which lesser amount shall be established, absent manifest error, solely upon the bank records of Holder)  payable as on the date that is two (2) months from the Original Issuance Date (the “Maturity Date”).

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1.           Event of Default.

(a)           For purposes of this Note, an “Event of Default” means:

(i)           the Company shall default in any payment of principal on this Note when due; or

(ii)           the Company shall breach of any obligation, covenant or representation made in this Note and/or the Merger Agreement; or

(iii)           the Company shall (a) become insolvent; (b) dissolve or terminate its existence; (c) admit in writing its inability to pay its debts generally as they mature; (d) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (e) apply for or consent to the appointment of a trustee, liquidator,  receiver or similar official for it or for a substantial part of its property or business; or

(iv)           a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

(v)           any governmental agency or any court of competent jurisdiction at the insistence of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter; or

(vi)           bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings, or relief under any bankruptcy law or any law for the relief of debt shall be instituted by or against the Company and, if instituted against the Company shall not be dismissed within thirty (30) days after such institution, or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit to any material allegations of, or default in answering a petition filed in any such proceeding.

(b)           Upon the occurrence of an Event of Default, the entire unpaid and outstanding indebtedness due under this Note shall be immediately due and payable without notice.

(c)           Upon the occurrence of an Event of Default, this Note shall bear interest at the lower of (i) twenty two percent (22%) per annum and (ii) the maximum rate which is allowed by applicable Texas law for corporate business borrowers.

(d)           As soon as possible and in any event within 2 days after the Company becomes aware that an Event of Default has occurred, the Company shall notify the Holder in writing of the nature, extent and time of and the facts surrounding such Event of Default, and the action, if any, that the Company proposes to take with respect to such Event of Default.

2.           Prepayment.  The Company may prepay this Note at any time, in whole or in part, without penalty or premium.

3.           Miscellaneous.

(a)             Loss, Theft, Destruction or Mutilation of Note.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company and , in the case of mutilation, on surrender and cancellation of this Note (or what remains thereof), the Company shall execute and deliver, in lieu of this Note, a new note executed in the same manner as this Note, in the same principal amount as the unpaid principal amount of this Note and dated the date of this Note.

(b)           Payment.  All payments under this Note shall be made in lawful tender of the United States no later than 5:30 pm, Eastern Standard Time, on the date on which such payment is due, by wire transfer of immediately available funds to the account identified by the Holder.

(c)           Waivers.  The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

(d)           Waiver and Amendment.  Any provision of this Note may be amended, waived or modified only by an instrument in writing signed by the party against which enforcement of the same is sought.

(e)           Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing sent by mail, facsimile with printed confirmation, nationally recognized overnight carrier or personal delivery and shall be effective upon actual receipt of such notice, to the following addresses until notice is received that any such address or contact information has been changed:

To the Company:

Marathon Patent Group, Inc.
2331 Mill Road, Suite 100
Alexandria, VA 22314

To Holder:

TechDev Holdings LLC.
719 W. Front Street, Suite 242
Tyler, TX 75707

(f)           Expenses; Attorneys’ Fees.  If action is instituted to enforce or collect this Note, the Company promises to pay or reimburse all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by the Holder in connection with such action.

(g)           Successors and Assigns.  This Note may not be assigned or transferred by the Holder or the Company without the express written consent of the other .  Subject to the preceding sentence, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, permitted assigns, heirs, administrators and permitted transferees of the parties.

(h)           No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising on the part of the Holder, any right, option, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, option, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, option, remedy, power or privilege.  The rights, options, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, options, remedies, powers and privileges provided by law.

(i)           Governing Law; Jurisdiction.  THE PARTIES HEREBY AGREE THAT THIS NOTE IS MADE AND ENTERED INTO IN THE STATE OF TEXAS AND FURTHER AGREE THAT ALL ACTS REQUIRED BY THIS NOTE AND ALL PERFORMANCE HEREUNDER ARE INTENDED TO OCCUR IN THE STATE OF TEXAS. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE PERSONAL AND SUBJECT MATTER JURISDICTION OF THE STATE OR FEDERAL  COURTS OF THE STATE OF  TEXAS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.  EACH PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, (A) ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT; AND (B) ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. FINAL JUDGMENT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON EACH PARTY DULY SERVED WITH PROCESS THEREIN AND MAY BE ENFORCED IN THE COURTS OF THE JURISDICTION OF WHICH EITHER PARTY OR ANY OF THEIR PROPERTY IS SUBJECT, BY A SUIT UPON SUCH JUDGMENT.  THE PARTIES HEREBY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY.

IN WITNESS WHEREOF, the Company has caused this Note to be executed as of the date first above written by its duly authorized officer.

MARATHON PATENT GROUP, INC.

By:
Name: Doug Croxall
Title: Chief Executive Officer